DGI BIOTECHNOLOGIES, INC.
                       AMENDED AND RESTATED STOCKHOLDERS'
                                    AGREEMENT



                                  JUNE 15, 2001








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                                TABLE OF CONTENTS
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SECTION 1.     Definitions                                                     1
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SECTION 2.     Certain Covenants of the Corporation.                           4
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2.1     Meetings  of  the  Board  of  Directors                                4
        ---------------------------------------
2.2     Reservation  of  Shares  of  Class A Common Stock and Series B Preferred
        ------------------------------------------------------------------------
        Stock,  Etc.                                                           5
        ---------
2.3     Preemptive  Rights.                                                    5
        ------------------
2.4     Access  to  Records                                                    6
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2.5     Financial  Reports                                                     6
        ------------------
2.6     Budget  and  Operating  Forecast                                       7
        --------------------------------
2.7     System  of  Accounting                                                 8
        ----------------------
2.8     Restriction  on  Transfer  Rights;  Confidentiality                    8
        ---------------------------------------------------
2.9     Duration  of  Section.                                                 8
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SECTION 3.     Transfer of Securities.                                         9
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3.1     Restriction  on  Transfer.                                             9
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3.2     Restrictive  Legend                                                    9
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3.3     Notice  of  Transfer                                                  10
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3.4     Required  Registration                                                11
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3.5     Piggyback  Registration.                                              12
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3.6     Registrations  on  Form  S-2  and  S-3                                13
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3.7     Preparation  and  Filing                                              13
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3.8     Expenses                                                              15
        --------
3.9     Rule  144  Reporting                                                  16
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3.10     Indemnification.                                                     16
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3.11     "Market  Stand-Off"  Agreement                                       18
         ------------------------------
3.12     Removal  of  Legends,  Etc.                                          19
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3.13     Tag-Along  Rights                                                    19
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3.14     Drag-Along  Rights.                                                  20
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SECTION 4.     Securities Act Registration Statements                         21
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SECTION 5.     Election of Directors.                                         21
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5.1     Voting  for  Directors                                                21
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5.2     Cooperation  of  the  Corporation                                     22
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5.3     Notices                                                               22
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5.4     Board  of  Directors'  Committees                                     22
        ---------------------------------
5.5     Removal                                                               22
        -------
5.6     Duration  of  Section                                                 23
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SECTION 6.     Remedies                                                       23
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SECTION 7.     Successors and Assigns                                         23
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SECTION 8.     Duration of Agreement                                          24
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SECTION 9.     Entire Agreement                                               24
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SECTION 10.     Each Party the Drafter; Construction                          24
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SECTION 11.     Notices                                                       24
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SECTION 12.     Amendments and Waivers                                        25
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SECTION 13.     Counterparts                                                  26
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SECTION 14.     Headings                                                      26
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SECTION 15.     Nouns and Pronouns                                            26
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SECTION 16.     Severability                                                  26
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SECTION 17.     Governing Law                                                 26
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SECTION 18.     Titles and Subtitles                                          26
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SECTION 19.     Restrictions on Public Disclosure                             26
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

                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT
     AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT dated as of June 15, 2001 (the "Agreement"), is entered into by and among DGI BIOTECHNOLOGIES, INC., a Delaware corporation (the "Corporation"), NEW BRUNSWICK SCIENTIFIC CO., INC., a New Jersey corporation (hereinafter referred to as the "Existing Investor"), each of the holders of the Corporation's Class A Common Stock listed on Schedule I attached hereto (the "Founders"), BankInvest Biomedical Venture Fund III ps, a Danish venture fund with limited liability ("BankInvest"), and each of the investors who sign counterpart signature pages to this Agreement, and whose names are included on Schedule II hereto, from time to time as contemplated in
Section 1.03 of the Series B Convertible Preferred Stock Purchase Agreement, of even date herewith (together with BankInvest, the "New Investors," and together with the Existing Investor, the "Investors"). In connection with the foregoing sentence, the parties hereto agree and acknowledge that the Corporation shall amend Schedule II from time to time to include one or more New Investors without the additional consent of any of the parties hereto.
     WHEREAS,  the  Corporation,  the  Existing  Investor  and  the Founders are
parties to a Stockholders' Agreement dated May 5, 2000 (the "Original Stockholders' Agreement");
WHEREAS, the Corporation and the New Investors are entering into a Series B Convertible Preferred Stock Purchase Agreement, of even date herewith (the "Series B Purchase Agreement");
WHEREAS, the Original Stockholders' Agreement may not be amended without the written consent of the Corporation and the Existing Investor; and WHEREAS, in order to induce the Corporation to enter into the Series B Purchase Agreement and to induce the New Investors to invest funds in the Corporation pursuant to the Series B Purchase Agreement, the Existing Investor and the Founders hereby agree to waive their rights under and terminate the Original Stockholders Agreement, and the Corporation, the Founders and the Investors hereby agree that this Agreement shall govern the rights of the parties with regard to the subject matter contained herein.
NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and undertakings of the Corporation, the Investors, and the Founders hereunder, the parties hereto do hereby agree as follows:
SECTION  1.     Definitions
                -----------
 . As used herein, the following terms shall have the following respective meanings:
     Affiliate  of  any  Person  shall  mean  any  Person directly or indirectly
     ---------
controlling,  controlled  by  or  under  common  control  with  such  Person.
     -
Board  shall  mean  the  Board  of  Directors  of  the  Corporation.
-----
                                        1
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Budget  shall  have  the  meaning  set  forth  in  Section  2.7  hereof.
------
Certificate  shall mean the Amended and Restated Certificate of Incorporation of
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the  Corporation.
Class  A  Common  Stock shall mean the Class A Common Stock, par value $.001, of
-----------------------
the  Corporation.
--
Class  B  Common  Stock shall mean the Class B Nonvoting Common Stock, par value
-----------------------
$.001,  of  the  Corporation.
--
Commission  shall  mean  the  U.S.  Securities  and  Exchange  Commission.
----------
Common  Stock  shall mean either Class A Common Stock or Class B Common Stock of
-------------
the  Corporation.
Equity  Percentage  shall  mean, as to an Investor, that percentage figure which
------------------
expresses  the  ratio  that  (a)  the number of shares of issued and outstanding
--
Common  Stock  then  owned by such Investor bears to (b) the aggregate number of
--
shares  of issued and outstanding Common Stock then owned by all stockholders on
--
a  fully  diluted  basis.  For  purposes  solely of the computation set forth in clauses (a) and (b) above, all issued and outstanding securities held by an Investor that are convertible into or exercisable or exchangeable for shares of Common Stock (including any issued and issuable shares of Preferred Stock) or for any such convertible, exercisable or exchangeable securities, shall be treated as having been so converted, exercised or exchanged at the rate or price at which such securities are convertible, exercisable or exchangeable for shares of Common Stock in effect at the time in question (which, for purposes of
Section 2.3 of this Agreement, shall be at the time of delivery by the Corporation of the notice of the Offer contemplated by Section 2.3(b)), whether or not such securities are at such time immediately convertible, exercisable or exchangeable.
Exchange  Act  shall  mean  the  Securities  Exchange  Act  of 1934, as amended.
-------------
Excluded  Forms  shall  have  the meaning given such term in Section 3.5 hereof.
---------------
Excluded  Securities  shall  mean,  collectively:
--------------------
     (i)  the  Reserved  Shares;
(ii) Common Stock issued or issuable to officers, directors or employees of or consultants or independent contractors to the Corporation, pursuant to any written agreement, plan or arrangement to purchase, or rights to subscribe for, such Common Stock, including Class B Common Stock issued pursuant to any options granted under the Corporation's Stock Option Plan, and which, as a condition precedent to the issuance of such shares, provides for the vesting of such shares and subjects such shares to restrictions on transfers and rights of first offer in favor of the Corporation; provided, however, that the maximum number of
                                   --------  -------
shares  of Class B Common Stock heretofore or hereafter issuable pursuant to the

Corporation's Stock Option Plan and all such agreements, plans and arrangements shall not exceed 994,020 shares (subject to adjustment as required to comply with any anti-dilution rights set forth in any such agreement, plan or arrangement);
(iii)  Common  Stock  issued  as  a  stock  dividend payable in shares of Common
Stock, or capital stock of any class issuable upon any subdivision, recombination, split-up or reverse stock split of all the outstanding shares of such class of capital stock of the Corporation;
(iv) any securities issued pursuant to the acquisition by the Corporation of any other corporation, partnership, joint venture, trust or other entity by any merger, stock acquisition, reorganization, purchase of substantially all assets or otherwise in which the Corporation, or its stockholders of record immediately prior to the effective date of such transaction, directly or indirectly, own at least a majority of the voting power of the acquired entity or the resulting entity after such transaction;
(v) shares of Preferred Stock or Common Stock issued upon exercise of outstanding warrants issued to Morgan & Finnegan, L.L.P., Privateq Advisors AG, Summercloud Bay, Inc., and shares of Common Stock issued upon exercise of outstanding warrants issued to Richard Kouri, Robert Wurtzberger, Dr. Sidney Udenfriend, Dr. Sidney Spector, and John Prendergast; and
(vi) shares of Preferred Stock or Common Stock issued upon exercise or conversion of warrants, options or other rights to purchase securities issued to persons or entities with whom the Company has business relationships, provided that such issuances are for other than primarily equity financing purposes and are approved by the Board.
     Notice  of  Acceptance  shall  have the meaning set forth in Section 2.3(c)
     ----------------------
hereof.
Offer  shall  have  the  meaning  set  forth  in  Section  2.3(b)  hereof.
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Offered Securities shall mean, except for Excluded Securities, (i) any shares of
------------------
Common  Stock,  Preferred Stock or any other equity security of the Corporation,
(ii) any debt security or capitalized lease with any equity feature with respect to the Corporation, or (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such equity security, debt security or capitalized lease.
Other  Shares  shall  have  the  meaning  set  forth  in  Section 3.5(e) hereof.
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Person  means  and includes an individual corporation, partnership, association,
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limited  liability  company,  trust,  estate  or  other  entity.
Preferred  Directors  shall  have  the  meaning set forth in Section 5.1 hereof.
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                                        3
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Preferred  Stock  shall  mean  shares  of  Series A Preferred Stock and Series B
----------------
Preferred  Stock.
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Preferred  Stockholders  shall  mean,  collectively,  all  holders  of shares of
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Preferred  Stock  of  the  Corporation.
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Qualified  Public  Offering  shall  have  the  meaning given it in Section 2.10.
---------------------------
Refused  Securities  shall  have the meaning set forth in Section 2.3(e) hereof.
-------------------
Reserved  Shares  shall  mean the shares of Class A Common Stock reserved by the
----------------
Corporation  for  issuance  upon  the  conversion  of  the  Preferred  Stock.
--
Restricted  Securities  shall  mean  any  of  the  Preferred  Stock  held by the
----------------------
Investors  or  any of their permitted transferees, and any of the Class A Common
--------
Stock issued or issuable upon the conversion of such Preferred Stock, all shares of Class A Common Stock issued or issuable in respect thereof by way of stock splits, stock dividends, stock combinations, recapitalizations or like occurrences, and any other shares of Class A Common Stock or other securities of the Corporation which may be issued hereafter to the Investors or their permitted transferees which are convertible into or exercisable for shares of Class A Common Stock (including, without limitation, other classes or series of preferred stock, warrants, options or other rights to purchase Class A Common Stock or convertible debentures or other convertible debt securities) and the Class A Common Stock issued or issuable upon such conversion or exercise of such other securities, which have not been sold (a) in connection with an effective registration statement filed pursuant to the Securities Act, or (b) pursuant to Rule 144 or Rule 144A promulgated by the Commission under the Securities Act. Securities Act shall mean the Securities Act of 1933, as amended.
---------------
Series A Preferred Stock shall mean any series, or all collectively, of Series A
------------------------
Preferred Stock, Series A-1 Preferred Stock or Series A-2 Preferred Stock of the Corporation.
Series B Preferred Stock shall mean Series B Preferred Stock of the Corporation.
------------------------
Stockholders  shall  mean  all  holders  of  capital  stock  of the Corporation.
------------
Target  Month  shall  have  the  meaning  set  forth  in  Section 2.6(a) hereof.
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Transfer  shall  include  any disposition of any Restricted Securities or of any
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interest therein which would constitute a sale thereof within the meaning of the
--
Securities  Act.
SECTION  2.     Certain  Covenants  of  the  Corporation.
                ----------------------------------------
2.1     Meetings  of  the  Board  of  Directors
        ---------------------------------------
 . The Corporation shall call, and use its best efforts to have, regular meetings of the Board not less often than quarterly. The Corporation shall pay all reasonable and appropriately documented travel expenses and other out-of-pocket expenses incurred by directors who are not employed by the Corporation in connection with attendance at meetings to transact the business
                                        4
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of  the  Corporation  or  attendance  at  meetings of the Board or any committee thereof.
2.2     Reservation  of  Shares  of  Class A Common Stock and Series B Preferred
        ------------------------------------------------------------------------
Stock,  Etc.
   ---------
  The Corporation shall at all times have authorized and reserved out of its authorized but unissued shares of Class A Common Stock, a sufficient number of shares of Class A Common Stock to provide for the conversion of the Series A Preferred Stock and Series B Preferred Stock and a sufficient number of shares of Series B Preferred Stock to provide for the purchase of Series B Preferred Stock by the New Investors. Neither the issuance of the Series B Preferred Stock nor the shares of Class A Common Stock issuable upon the conversion of the Series A Preferred Stock or Series B Preferred Stock shall be subject to a preemptive right of any other Stockholder, except for rights of the Existing Investor under the Original Stockholders' Agreement, all of which are hereby waived.
2.3     Preemptive  Rights.
        ------------------
(a) The Corporation shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any Offered
     Securities unless in each case the Corporation shall have first offered to sell to each Investor an amount of such Offered Securities equal to that amount of Offered Securities which such Investor would be entitled to purchase based on such Investor's Equity Percentage, on the terms set forth herein. Each Investor may delegate its rights and obligations with respect to such Offer to one or more Affiliates, which Affiliates shall thereafter also be deemed to be the "Investor" for the purpose of applying this Section 2.3 to such Offer.
(b) The Corporation shall deliver to each Investor written notice of the offer to sell the Offered Securities, specifying the price and terms and conditions of the offer (the "Offer"). The Offer by its terms shall remain open and irrevocable for a period of twenty (20 days from the date of its delivery to such Investor (the "20-Day Period").
(c) Each Investor shall evidence its intention to accept the Offer, in whole or in part, by delivering a written notice signed by an Investor setting forth the number of shares of the Offered Securities that such Investor elects to purchase  (the  "Notice  of  Acceptance").  The  Notice  of  Acceptance  must be delivered  to  the  Corporation  prior  to  the  end  of  the  20-Day  Period.
(d) If an Investor tenders its Notice of Acceptance prior to the end of the 20-Day Period indicating its intention to purchase the Offered Securities, the Corporation shall schedule a closing of the sale of such Offered Securities. Upon the closing of the sale of the Offered Securities to be purchased by an Investor, such Investor shall (i) purchase from the Corporation that portion of the Offered Securities for which it tendered a Notice of Acceptance upon the terms specified in the Offer, and (ii) execute and deliver an agreement further restricting transfer of such Offered Securities substantially as set forth in
Section 3.1, 3.2 and 3.3 of this Agreement. In addition, with respect to the Offered Securities being purchased by an Affiliate of an Investor, the Corporation shall provide the Affiliate with the rights and benefits set forth in this Agreement, and such Affiliate shall become a party hereto. The obligation of an Investor to purchase such Offered Securities is further conditioned upon the preparation by the Corporation of a purchase agreement embodying the terms of the Offer, which shall be reasonably satisfactory in form and substance to such Investor and the Investor's counsel.
(e) The Corporation shall have one hundred eighty (180) days from the expiration of the 20-Day Period, to sell the Offered Securities refused by any of the Investors (the "Refused Securities") to any other person or persons, but only upon terms and conditions which are in all material respects (including, without limitation, price and interest rate) no more favorable to such other person or persons, and no less favorable to the Corporation, than those set forth in the Offer.
(f) In each case, any Offered Securities not purchased either by the Investors or by any other person in accordance with this Section 2.3 may not be sold or otherwise disposed of until they are again offered to the Investors under the procedures specified in this Section 2.3.
(g)     An  Investor  may, by prior written consent, waive its rights under this
Section 2.3. Such a waiver shall be deemed a limited waiver and shall only apply to the extent specifically set forth in the written consent of such Investor.
(h) Notwithstanding the foregoing, the Corporation may issue shares of Series B Preferred Stock to New Investors in one or more Subsequent Closings as contemplated in Section 1.03 of the Series B Purchase Agreement without being subject to the preemptive rights set forth in this Section 2.3.
2.4     Access  to  Records
        -------------------
 . The Corporation shall afford to each Investor and such Investor's employees, counsel and other authorized representatives, on reasonable notice, free and full access, at all reasonable times and for reasonable periods of time during normal business hours, to all of the books, records and properties of the Corporation and to all officers and employees of the Corporation.
2.5     Financial  Reports
        ------------------
 . Until such time that the Corporation has a class of its equity securities registered under the Exchange Act and is required to file reports thereunder pursuant to Sections 13 or 15(d) of the Exchange Act, except with respect to the obligation set forth in Section 2.5(e)(i) hereunder which shall survive such time, the Corporation shall furnish each Investor with the financial information described below:
(a) Within 20 days after the last day of each month (the "Target Month") (or such other calendar period as is approved by the Board), financial statements, including a balance sheet as of the last date of such Target Month, a statement of income (or monthly operating expenses) for such month, together with a cumulative statement of income from the first day of the current year to the last day of such month, which statements shall be prepared from the books and records of the Corporation, a cash flow analysis, together with cumulative cash flow analyses from the first day of the current year to the last day of such month, and a comparison between the actual monthly operating expenses and the projected figures for such month and the comparable figures for the prior year,  subject  to  the  provisions  of  Section  2.7  hereof.
(b) Within 40 days after the end of such quarterly accounting period, unaudited financial statements for such quarterly accounting period, certified by the Chief Financial Officer or the Treasurer of the Corporation (or an equivalent position), as presenting fairly the financial condition and results of operations of the Corporation and as having been prepared on a basis consistent with the accounting principles reflected in the Corporation's annual audited financial statements, accompanied by a report, signed by the Chief Financial Officer or the Treasurer of the Corporation (or an equivalent position), summarizing the operating and financial highlights of the Corporation for such quarterly accounting period, which report shall include (a) a comparison between the actual quarterly operating and financial results, the Budget (as defined in Section 2.6 hereof) and the results of the similar quarterly accounting period for the prior fiscal year of the Corporation, together with an explanation of material variances from the Budget and such similar quarterly accounting period, as the case may be, and (b) a narrative analysis of operations and trends in the business of the Corporation during such quarterly accounting period.
(c) Within 85 days after the end of each fiscal year of the Corporation, audited financial statements of the Corporation, which shall include an income statement and a statement of cash flow for such fiscal year and a balance sheet as of the last day thereof, each prepared in accordance with generally accepted accounting principles consistently applied, and accompanied by the report of such independent certified public accountants as shall have been approved by the Board.
(d) If for any period the Corporation shall have any subsidiary or subsidiaries whose accounts are consolidated with those of the Corporation, then the financial statements delivered for such period pursuant to paragraphs (a),
(b) and (c) of this Section 2.5 shall be the consolidated and consolidating financial statements of the Corporation for all such consolidated subsidiaries.
(e)     Promptly  upon  becoming  available:
(i) copies of all financial statements, reports, press releases, notices, proxy statements and other documents sent by the Corporation to its Stockholders or released to the public and copies of all regular and periodic reports, if any, filed by the Corporation with the Commission or any securities exchange or self-regulatory organization; and
(ii) any other financial or other information available to management of the Corporation that the Investor shall have reasonably requested in writing on a timely basis.
2.6     Budget  and  Operating  Forecast
        --------------------------------
 . The Corporation shall prepare and submit to the Board and each Investor an operating plan with monthly and quarterly breakdowns (the "Budget") for each fiscal year by November 15th of the prior fiscal year of the Corporation. The Budget shall be deemed accepted as the Budget for such fiscal year only when it has been approved by the Board. The Budget shall be reviewed by the Corporation periodically and all changes therein, and all material deviations therefrom, shall be reviewed by the Board on at least a quarterly basis.
2.7     System  of  Accounting
        ----------------------
 .  The  Corporation shall maintain, and cause each of its subsidiaries, when and if any shall exist, to maintain, its books of accounts, related records and system of accounting in accordance with good business practices and generally accepted accounting principles, and shall cause the matters contained therein to be appropriately and accurately reflected in the financial reports (which shall be prepared in accordance with generally accepted accounting principles) furnished pursuant to this Agreement.
2.8     Restriction  on  Transfer  Rights;  Confidentiality
        ---------------------------------------------------
 . The rights granted to the Investors pursuant to Sections 2.4 through 2.6 hereof shall not be transferred or assigned by an Investor to, and shall not inure to the benefit of, any successor, transferee or assignee of such Investor, which is engaged in any business directly competitive with the Corporation. Each Investor agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as the Investor uses to protect its own confidential information to keep confidential any information furnished to it (so long as such information is not in the public domain), except that an Investor may disclose such proprietary or confidential information to an Affiliate for the purpose of evaluating its investment in the Corporation as long as such Affiliate is advised of the confidentiality provisions of this Section 2.8.
2.9     Duration  of  Section.
        ---------------------
(a) Sections 2.4, 2.5 (other than 2.5(e)), 2.6, and 2.8 and the rights and obligations of the parties thereunder shall automatically terminate on the first to occur of: (a) the consummation of a firm commitment underwritten public offering of Class A Common Stock registered under the Securities Act pursuant to which (i) Class A Common Stock is offered to the public at a price of at least
$5.00 per share of Common Stock (subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations and like occurrences) and (ii) the offering size is at least $10 million (a "Qualified Public Offering"), or
(b)(X) with respect to the Existing Investor, that date on which ninety (90%) of the Series A Preferred Stock held by the Existing Investor on the date hereof is no longer outstanding, and (Y) with respect to the New Investors, that date on which ninety (90%) of the Series B Preferred Stock issued to the New Investors, is no longer outstanding. Prior to any such termination, the rights and obligations of an Investor under such sections set forth above shall terminate upon the date on which such Investor no longer owns any Preferred Stock.
(b) Section 2.3 and the rights and obligations of the parties thereunder shall automatically terminate on the first to occur of: (a) the consummation of a Qualified Public Offering, or (b) (X) with respect to the Existing Investor, that date on which fifty (50%) of the Series A Preferred Stock held by the Existing Investor, is no longer outstanding, and (Y) with respect to the New Investors, that date on which fifty (50%) of the Series B Preferred Stock issued to the New Investors, is no longer outstanding. Prior to any such termination, the rights and obligations of an Investor under such Section 2.3 shall terminate upon the date on which such Investor no longer owns any Preferred Stock.

SECTION  3.     Transfer  of  Securities.
                ------------------------
3.1     Restriction  on  Transfer.
        -------------------------
(a) The Restricted Securities shall not be transferable, except upon the conditions specified in this Section 3, which conditions are intended solely to ensure compliance with the provisions of this Agreement and the Securities Act in respect of the Transfer thereof.
(b) No Founder shall Transfer any of his shares of Common Stock without the express written consent of a majority of the holders of Preferred Stock and the other Founders, other than: (i) to a Founder's spouse, (ii) to a Founder's issue, (iii) to a trust for the benefit of a Founder's spouse or issue, (iv) if the Founder is a trust or estate, to the beneficiary of such trust or estate,
(v) in the event of a Founder's death, in accordance with such Founder's last will and testament, provided the Transfer is to a Person described in (i), (ii) or (iii) above, or (vi) a transfer ordered in the event of a Founder's incompetency,  as  determined  by  a  court  of  competent  jurisdiction.
3.2     Restrictive  Legend
        -------------------
 . Each certificate evidencing any Restricted Securities and each certificate evidencing any such securities issued to subsequent transferees of any Restricted Securities and any shares of Common Stock shall (unless otherwise permitted by the provisions of Section 3.3 or 3.10 hereof) be stamped or otherwise imprinted with a legend in substantially the following form:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAW OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR LAW. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT DATED JUNE 15, 2001, AMONG DGI BIOTECHNOLOGIES, INC. AND CERTAIN OTHER SIGNATORIES THERETO, AND NO TRANSFER OF SUCH SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF DGI BIOTECHNOLOGIES, INC.

3.3     Notice  of  Transfer
        --------------------
 . By acceptance of any Restricted Securities, the holder thereof agrees to give prior written notice to the Corporation of such holder's intention to effect any Transfer and to comply in all other respects with the provisions of this Section
3.3. Each such notice shall describe the manner and circumstances of the proposed Transfer and shall be accompanied by: (a) the written opinion of counsel for the holder of such Restricted Securities, or, at such holder's option, a representation letter of such holder, addressed to the Corporation (which opinion and counsel, or representation letter, as the case may be, shall be reasonably acceptable to the Corporation, such acceptance not to be unreasonably withheld, conditioned or delayed), as to whether, in the case of a written opinion, in the opinion of such counsel, such proposed Transfer involves a transaction requiring registration of such Restricted Securities under the Securities Act and applicable state securities laws or an exemption thereunder is available, or, in the case of a representation letter, such letter sets forth a factual basis for concluding that such proposed transfer involves a transaction requiring registration of such Restricted Securities under the Securities Act and applicable State Securities laws or that an exemption thereunder is available, or (b) if such registration is required and if the provisions of Section 3.4 hereof are applicable, a written request addressed to the Corporation by the holder of such Restricted Securities, describing in detail the proposed method of disposition and requesting the Corporation to effect the registration of such Restricted Securities pursuant to the terms and provisions of Section 3.4 hereof; provided, however, that in the case of a
                                       --------   -------
Transfer by a holder to an Affiliate, no such opinion of counsel or representation letter of the holder shall be necessary, provided that the transferee agrees in writing to be subject to Sections 3.1, 3.2, 3.3 and 3.12 hereof to the same extent as if such transferee were originally a signatory to this Agreement. If in such opinion of counsel or as reasonably concluded from the facts set forth in the representation letter of the holder (which opinion and counsel, or representation letter, as the case may be, shall be reasonably acceptable to the Corporation), the proposed Transfer may be effected without registration under the Securities Act and any applicable state securities laws or "blue sky" laws, then the holder of Restricted Securities shall thereupon be entitled to effect such Transfer in accordance with the terms of the notice delivered by it to the Corporation. Each certificate or other instrument evidencing the securities issued upon such Transfer (and each certificate or other instrument evidencing any such securities not Transferred) shall bear the legend set forth in Section 3.2 hereof unless: (a) in such opinion of such counsel or as can be concluded from the representation letter of such holder
(which opinion and counsel or representation letter shall be reasonably acceptable to the Corporation) the registration of future Transfers is not required by the applicable provisions of the Securities Act and state securities laws, or (b) the Corporation shall have waived the requirement of such legend; provided, however, that such legend shall not be required on any certificate or
 -------   -------
other instrument evidencing the securities issued upon such Transfer in the event such Transfer shall be made in compliance with the requirements of Rule 144 (as amended from time to time or any similar or successor rule) promulgated under the Securities Act. The holder of Restricted Securities shall not effect any Transfer until such opinion of counsel or representation letter of such holder has been given to and accepted by the Corporation (unless waived by the Corporation) or until registration of the Restricted Securities involved in the above-mentioned request has become effective under the Securities Act. In the event that an opinion of counsel is required by the registrar or transfer agent of the Corporation to effect a transfer of Restricted Securities in the future, the Corporation shall seek and obtain such opinion from its counsel, and the holder of such Restricted Securities shall provide such reasonable assistance as is requested by the Corporation (other than the furnishing of an opinion of counsel) to satisfy the requirements of the registrar or transfer agent to effectuate such transfer.
3.4     Required  Registration
        ----------------------
 . At any time after 180 days following completion of a Qualified Public Offering by the Corporation, if the Corporation shall be requested by one or more holders of at least 50% of the outstanding shares of the Series A Preferred Stock (a "Series A Demand") or by one or more holders of at least 50% of the outstanding shares of the Series B Preferred Stock (a "Series B Demand") (in either case based on the underlying Class A Common Stock for which the shares of Preferred Stock are convertible or exercisable) to effect the registration under the Securities Act of Restricted Securities having a proposed aggregate offering price equal to or greater than $5,000,000, then the Corporation shall promptly give written notice of such proposed registration to all holders of Restricted Securities, and thereupon the Corporation shall promptly use its best efforts to effect the registration under the Securities Act of the Restricted Securities that the Corporation has been requested to register for disposition as described in the request of such holders of Restricted Securities (the "Initiating Holders") and in any response received from any of the holders of Restricted Securities within 30 days after the giving of the written notice by the Corporation; provided, however, that the Corporation shall not be obligated to
              --------   -------
effect any registration under the Securities Act except in accordance with the following provisions and Section 3.7 and provided, further, that the Corporation
                                         --------  -------
shall  not  be obligated to effect more than one registration under this Section
3.4 pursuant to a Series A Demand and one registration under this Section 3.4 pursuant to a Series B Demand:
(a) Subject to Section 3.6, the Corporation shall not be obligated to file and cause to become effective more than one (1) registration statement on behalf of the holders of each of the Series A Preferred Stock and Series B Preferred Stock pursuant to this Section 3.4.
(b) Notwithstanding the foregoing, the Corporation may include in each such registration requested pursuant to this Section 3.4 any authorized but unissued shares of Class A Common Stock (or authorized treasury shares) for sale by the Corporation or any issued and outstanding shares of Class A Common Stock for sale by the Founders or by others; provided, however, that, if the number of
                                       --------  -------
shares of Class A Common Stock so included pursuant to this clause (b) exceeds the number of Restricted Securities requested by the holders of Restricted Securities requesting such registration, then such registration shall be deemed to be a registration in accordance with and pursuant to Section 3.5; and provided further, however, that the inclusion of such previously authorized but
       ----------  -------
unissued shares by the Corporation or issued and outstanding shares of Class A Common Stock by others in such registration does not adversely affect, in the sole  opinion  of  the  holders  of  Restricted  Securities  requesting  such registration, the ability of the holders of Restricted Securities requesting such registration to market the entire number of Restricted Securities requested by them.
(c) Notwithstanding the foregoing, if at the time of any request to register securities pursuant to this Section 3.4 the Corporation is engaged in or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Board would be materially adversely affected by the requested registration, then the Corporation may at its option direct that such request be delayed for a period not to exceed 180 days from the date of such request, such right to be exercised by the Corporation not more than once in any consecutive twelve (12) month period.
3.5     Piggyback  Registration.
        -----------------------
(a) Each time that the Corporation proposes for any reason to register any of its securities under the Securities Act, other than pursuant to (i) a registration statement on Form S-4 or Form S-8 or similar or successor forms (collectively, "Excluded Forms") or (ii) in connection with the Corporation's initial public offering, the Corporation shall promptly give written notice of such proposed registration to all holders of Restricted Securities, which shall offer such holders the right to request inclusion of any Restricted Securities in the proposed registration.
(b) Each holder of Restricted Securities shall have 30 days from the receipt of such notice to deliver to the Corporation a written request specifying the number of Restricted Securities such holder intends to sell and the holder's intended method of disposition.
(c) In the event that the proposed registration by the Corporation is, in whole or in part, an underwritten public offering of securities of the Corporation, any request under Section 3.5(b) may specify that the Restricted Securities be included in the underwriting (i) on the same terms and conditions as the shares of Class A Common Stock, if any, otherwise being sold through underwriters under such registration, or (ii) on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances in the event that no shares of Class A Common Stock are being sold through underwriters under such registration.
(d) Upon receipt of a written request pursuant to Section 3.5(b), the Corporation shall promptly use its best efforts to cause all such Restricted Securities to be registered under the Securities Act, to the extent required to permit sale or disposition as set forth in the written request.
(e) Notwithstanding the foregoing, if the managing underwriter of any such proposed registration determines and advises in writing that the inclusion of all Restricted Securities proposed to be included in the underwritten public offering, together with any other issued and outstanding shares of Class A Common Stock proposed to be included therein by holders other than the holders of Restricted Securities (such other holders hereinafter collectively referred to as the "Other Holders"), would interfere with the successful marketing of the Corporation's securities, then the total number of such securities proposed to be included in such underwritten public offering shall be reduced, (i) first by the shares requested to be included in such registration by Other Holders, and
(ii) second, if necessary, by the Restricted Securities proposed to be included in such registration by the holders thereof, on a pro rata basis, based upon the
                                                  --- ----
number of Restricted Securities sought to be registered by each such holder. The shares of Class A Common Stock that are excluded from the underwritten public offering pursuant to the preceding sentence shall be withheld from the market by the holders thereof for a period, not to exceed 180 days from the closing of such underwritten public offering, that the managing underwriter reasonably determines as necessary in order to effect such underwritten public offering.
(f)     The  rights  of  the holders of Restricted Securities under this Section
3.5 shall terminate once the Corporation has effected two (2) registrations under this Section 3.5.
3.6     Registrations  on  Form  S-2  and  S-3
        --------------------------------------
 . In addition to the rights provided in Sections 3.4 and 3.5, at such time as the Corporation shall have qualified for the use of Form S-2 or Form S-3 (or any successor form promulgated under the Securities Act), the Initiating Holders shall have the right to request in writing up to two (2) registrations on Form S-2 or Form S-3. Each such request by the Initiating Holders shall: (a) specify the number of Restricted Securities which the Initiating Holders intend to sell or dispose of, (b) state the intended method by which the Initiating Holders intend to sell or dispose of such Restricted Securities, and (c) request registration of Restricted Securities having a proposed aggregate offering price of at least $5,000,000 (unless such request covers all remaining Restricted Securities held by the Investors in which event this restriction shall not apply). Upon receipt of a request pursuant to this Section 3.6, the Corporation shall use its best efforts to effect such registration or registrations on Form S-2 or Form S-3. Notwithstanding the foregoing, the Corporation may delay filing a registration statement on Form S-2 or Form S-3 and may withhold efforts to cause the registration statement to become or remain effective, if the Board determines in good faith that such registration might (i) interfere with or affect the negotiation or completion of any transaction that is being contemplated by the Corporation at the time the right to delay is exercised, or
(ii) involve initial or continuing disclosure obligations that might not be in the best interest of the Corporation's shareholders. Notwithstanding the foregoing, the Corporation shall not be entitled to exercise its right to defer filing or effectiveness of or to update a registration pursuant to a Form S-2 or Form S-3 registration request for more than one hundred eighty (180) consecutive days.
3.7     Preparation  and  Filing
        ------------------------
 . If and whenever the Corporation is under an obligation pursuant to the provision of this Section 3 to use its best efforts to effect the registration of any Restricted Securities, the Corporation shall, as expeditiously as practicable:
(a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective in accordance with Section 3.7(b) hereof;
(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of (i) the sale of all Restricted Securities covered thereby or (ii) nine months, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Restricted Securities covered by such registration statement;
(c) furnish to each holder whose Restricted Securities are being registered pursuant to this Section 3 such number of copies of any summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such holder may reasonably request in order to facilitate the public sale or other disposition of such Restricted Securities;
(d) use its best efforts to register or qualify the Restricted Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each holder whose Restricted Securities are being registered pursuant to this Section 3 shall reasonably request and do any and all other acts or things which may be necessary or advisable to enable such holder to consummate the public sale or other disposition in such jurisdictions of such Restricted Securities; provided, however, that the Corporation shall not
                               --------  -------
be required to consent to general service of process for all purposes in any jurisdiction where it is not then subject to process, qualify to do business as a foreign corporation where it would not be otherwise required to qualify or submit to liability for state or local taxes where it is not otherwise liable for such taxes;
(e) at any time when a prospectus covered by such registration statement and relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Section 3.7(b) hereof, notify each holder whose Restricted Securities are being registered pursuant to this Section 3 of the happening of any event as a result of which the prospectus included in such registration, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of such holder, prepare, file and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;
(f) if the Corporation has delivered preliminary or final prospectuses to the holders of Restricted Securities that are being registered pursuant to this
Section 3 and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Corporation shall promptly notify such holders and, if requested, such holders shall immediately cease making offers of Restricted Securities and return all prospectuses to the Corporation. The Corporation shall promptly provide such holders with revised prospectuses and, following receipt of the revised prospectuses, such holders shall be free to resume making offers of the Restricted Securities;
(g) furnish, at the request of any holder whose Restricted Securities are being registered pursuant to this Section 3, on the date that such Restricted Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 3, if such securities are being sold through underwriters, or, on the date that the registration statement with respect to such securities becomes effective, if such securities are not being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Corporation for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holder or holders making such request, and (ii) a letter dated such date, from the independent certified public accountants of the Corporation, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holder or holders making such request;
(h) permit any holder of Restricted Securities which holder, in the sole and exclusive judgment, exercised in good faith, of such holder, might be deemed to be a controlling person of the Corporation, to participate in good faith in the preparation of such registration and to require the insertion thereof of material, furnished to the Corporation in writing, which in the reasonable judgment of such holder and its counsel should be included;
(i) promptly notify the holders of Restricted Securities (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of effectiveness of the registration statement, and make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible time;
(j) provide a transfer agent and registrar for all Restricted Securities registered pursuant to this Section 3;
(k) use its best efforts to list the Restricted Securities covered by such registration statement with any securities exchange on which similar securities issued by the Corporation are then listed or, if none of the Corporation's securities are so listed, have the Restricted Securities included on an interdealer quotation system;
(l) make available for inspection by each holder whose Restricted Securities are being registered pursuant to this Section 3 reasonable access to all financial and other records, pertinent corporate documents and properties of the Corporation, as such parties may reasonably request, and cause the Corporation's officers, directors and employees to supply all information reasonably requested by any such holder in connection with such registration;
(m) cooperate with the holders whose Restricted Securities are being registered pursuant to this Section 3 and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Restricted Securities to be sold, such certificates to be in such denominations and registered in such names as such holders or the managing underwriter may request at least two (2) business days prior to any sale of Restricted Securities; and
(n) comply with all applicable rules and regulations under the Securities Act and Exchange Act.
3.8     Expenses
        --------
 . The Corporation shall pay all expenses incurred by the Corporation in complying with this Section 3, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with the securities and blue sky laws of all such jurisdictions in which the Restricted Securities are proposed to be offered and sold, printing expenses and fees and disbursements of counsel (including with respect to each registration effected pursuant to Sections 3.4, 3.5 and 3.6, the reasonable fees and disbursements of counsel for the holders of Restricted Securities that are being registered pursuant to this Section 3); provided, however, that all underwriting
                                        --------  -------
discounts and selling commissions applicable to the Restricted Securities covered by registrations effected pursuant to Section 3.4, 3.5 or 3.6 hereof shall be borne by the seller or sellers thereof, in proportion to the number of Restricted Securities sold by each such seller or sellers.
3.9     Rule  144  Reporting
        --------------------
 . With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, at all times after ninety (90) days after the effective date of the Corporation's initial registration statement filed under the Securities Act, the Corporation agrees to:
(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act (or any successor rule);
(b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act; and
(c) furnish to each holder of Restricted Securities forthwith upon request a written statement by the Corporation as to its compliance with the reporting requirements of Rule 144 (or any successor rule) and, at any time after it has become subject to such reporting requirements, of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed by the Corporation as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Securities without registration.
3.10     Indemnification.
         ---------------
(a) In the event of any registration of any Restricted Securities under the Securities Act pursuant to this Section 3 or registration or qualification of any Restricted Securities pursuant to Section 3.7(d) hereof, the Corporation shall indemnify and hold harmless the seller of such shares, each underwriter of such shares, if any, each broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Restricted Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document incident to registration or qualification of any Restricted Securities pursuant to Section 3.7(d) hereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Corporation of the Securities Act or any state securities or blue sky laws applicable to the Corporation in connection with such registration or qualification under the Securities Act or such state securities or blue sky laws. The Corporation shall reimburse on demand such seller, underwriter, broker or other person acting on behalf of such seller and each such controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the
                                                --------   -------
Corporation shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary or final prospectus or amendment or supplement thereto or any document incident to registration or qualification of any Restricted Securities pursuant to Section 3.7(d) hereof, in reliance upon and in conformity with written information furnished to the Corporation by such seller, underwriter, broker, other person or controlling person specifically for use in the preparation thereof.
(b) Before Restricted Securities held by any prospective seller shall be included in any registration pursuant to this Section 3, such prospective seller and any underwriter acting on its behalf shall have agreed to indemnify and hold harmless severally and not jointly (in the same manner and to the same extent as set forth in paragraph (a)) the Corporation, each director of the Corporation, each officer of the Corporation who signs such registration statement and any person who controls the Corporation within the meaning of the Securities Act, with respect to any untrue statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation through an instrument duly executed by such seller or such underwriter specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement; provided, however, that the maximum amount of liability in respect of such
--------   -------
indemnification  shall be limited, in the case of each prospective seller, to an
-----
amount equal to the net proceeds actually received by such prospective seller from the sale of Restricted Securities effected pursuant to such registration.
(c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Section 3.10(a) or
(b) hereof, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 3.10, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and, after notice to such indemnified party from the indemnifying party of its election to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that, if any indemnified party shall have
                   --------   -------
reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 3.10, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 3.10. The indemnifying party shall not make any settlement of any claims indemnified against hereunder without the written consent of the indemnified party or parties unless such settlement includes as an unconditional term thereof a release of any indemnified party or parties who have not consented thereto from all liabilities and obligations in respect of such claim or litigation.
(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 3.10, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 3.10 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such holder or any such controlling person in circumstances for which indemnification is provided under this Section 3.10; then, in each such case, the Corporation and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject as is appropriate to reflect the relative fault of the Corporation and such holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, it being understood that the parties acknowledge that the overriding equitable consideration to be given effect in connection with this provision is the ability of one party or the other to correct the statement or omission which resulted in such losses, claims, damages or liabilities, and that it would not be just and equitable if contribution pursuant hereto were to be determined by pro rata allocation or by
                                                       --------
any other method of allocation which does not take into consideration the foregoing equitable considerations. Notwithstanding the foregoing, (i) no such holder will be required to contribute any amount in excess of the net proceeds (after commissions, discounts, etc.) to it of all Restricted Securities sold by it pursuant to such registration statement, and (ii) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.
(e) Notwithstanding any of the foregoing, if, in connection with an underwritten public offering of any Restricted Securities, the Corporation, the holders of such Restricted Securities and the underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification among the parties, then the indemnification provision of this Section 3.10 shall be deemed inoperative for purposes of such offering, but only to the extent that the indemnification provisions contained in such underwriting or purchase agreement are not inconsistent herewith.
3.11     "Market  Stand-Off"  Agreement
         ------------------------------
 . Each Investor hereby agrees that, during the period of duration (up to a maximum of 180 days) specified by the Corporation and an underwriter of Class A Common Stock or other securities of the Corporation, following the effective date of the Corporation's initial public offering, it shall not, to the extent requested by the Corporation and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Corporation held by it at any time during such period, except Restricted Securities included in such registration.
3.12     Removal  of  Legends,  Etc.
         ---------------------------
  Notwithstanding the foregoing provisions of this Section 3, the restrictions imposed by this Section 3 upon the transferability of any Restricted Securities shall cease and terminate when (a) any such Restricted Securities are sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in a registration statement or such other method contemplated by Section 3.3 hereof that does not require that the securities transferred bear the legend set forth in Section 3.2 hereof, including a Transfer pursuant to Rule 144 or a successor rule thereof (as amended from time to time), or (b) the holder of Restricted Securities has met the requirements for transfer of such Restricted Securities pursuant to subparagraph (k) of Rule 144 or a successor rule thereof (as amended from time to time) promulgated by the Commission under the Securities Act. Whenever the restrictions imposed by this Section 3 have terminated, a holder of a certificate for Restricted Securities and Class A Common Stock as to which such restrictions have terminated shall be entitled to receive from the Corporation, without expense, a new certificate not bearing the restrictive legend set forth in Section 3.2 hereof and not containing any other reference to the restrictions imposed by this Section 3.
3.13     Tag-Along  Rights
         -----------------
(a) Each Founder shall be entitled to unlimited and proportionate "tag-along" rights in the event of a sale or other disposition of Restricted Securities by an Investor to a party other than the Corporation (the "Purchaser") in a transaction or series of related transactions resulting in the
     Purchaser or the Purchaser and its affiliates (as such term is defined in Rule 12B-2 of the 1934 Act) in the aggregate and for the first time controlling more than seventy-five percent (75%) of the then issued Restricted Securities (a "Tag Along Sale"). As a condition to any Tag Along Sale, each Founder shall have the right to sell to the Purchaser, as a condition to such sale by such Investor, at the same price per share of Class A Common Stock (calculated as if Investor's Series A Preferred Stock were converted into Class A Common Stock) and on the same terms and conditions as involved in such sale by the Investor, the same percentage of the Class A Common Stock owned by such Founder as the percentage to be sold by the Investor to the Purchaser represents with respect to the Restricted Securities owned by the Investor immediately prior to the sale of any of his Restricted Securities to the Purchaser.
(b) If a Founder wishes to so participate in any sale under this Section 3.13, it shall notify the Investor in writing within fifteen (15) days after the date the Founder received notice of an intended sale by that Investor.
(c) An Investor and, if any of them so elect, such Founders, shall sell to the Purchaser all, or at the option of the Purchaser, any part, of the shares proposed to be sold by them at not less than the price and upon other terms and conditions, if any, not more favorable to the Purchaser than those offered to that Investor; provided, however that any purchase of less than all of such
                 --------   -------
shares by the Purchaser shall be made from an Investor and the Founders pro rata based upon the relative amount of the shares that that Investor and the Founders are otherwise entitled to sell pursuant to Section 3.13(a).
(d)     The  Founders'  right  to  participate in sales pursuant to this Section
3.13 shall not apply with respect to sales, transfers or exchanges of Preferred Stock or Common Stock by an Investor (i) to the Corporation, and (ii) in a
Qualified  Public  Offering.
(e) Unless otherwise consented to or permitted under Section 3.1(b), each Investor that holds at least 5% of the Preferred Stock issued to such Investor as of the date hereof shall be entitled to unlimited and proportionate "tag-along" rights, in accordance with terms and procedures analogous to those set forth above for the benefit of the Founders in Section 3.13(a) through (d), in the event of a sale or other disposition of Class A Common Stock by a Founder or other Investor.
3.14     Drag-Along  Rights.
         ------------------
(a) If at any time prior to a Qualified Public Offering the Corporation or any of its Stockholders shall have received an offer from a third party that is not an Affiliate of the Corporation to purchase a controlling interest of the Corporation's outstanding capital stock or all or substantially all of the Corporation's assets determined on a consolidated basis (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise), such offer is approved by the Board of Directors, and the holders of two-thirds or more of the outstanding Class A Common Stock held by the Investors and the Founders, assuming full conversion of any then outstanding convertible securities (giving effect to anti-dilution provisions set forth in the Certificate, if applicable) ("Requesting Holders") shall have given written
                                 -------------------
notice  to  the  Corporation  that  they wish to accept such offer (an "Approved
                                                                        --------
Sale"), then the Corporation shall deliver written notice to the same effect to the other Investors and Founders and all of them shall accept the third-party purchase offer and sell their shares in accordance with its terms (if applicable). The Corporation shall use its reasonable best efforts to cause any stockholders of the Corporation not party to this Agreement to accept the third-party purchase offer and sell their shares in accordance with its terms (if applicable).
(b) If the Approved Sale is structured as a merger or consolidation, then the Investors and the Founders shall waive any dissenters' rights, appraisal rights or similar rights in connection with such merger or consolidation. If the Approved Sale is structured as a transfer of stock, then each Investor and Founder shall sell all (or the applicable portion) of its stock and rights to acquire  stock  on  the  terms  and  conditions  of  the  Approved  Sale.
(c) The obligations of the Investors and the Founders with respect to an Approved Sale are subject to the satisfaction of the following conditions: (i) with respect to the Approved Sale, each Investor and Founder shall receive the same form of consideration and the same portion of the aggregate consideration such Investor or Founder would have received if such aggregate consideration had been distributed by the Corporation in complete liquidation pursuant to the rights and preferences set forth in the Certificate (as may be amended from time to time, including any certificate of designations relating to any future class or series of capital stock) in effect immediately prior to the consummation of the Approved Sale (and, if less than all of the outstanding capital stock of the Corporation is included in the Approved Sale, then the form and portions of aggregate consideration shall be determined as if the stock included in the Approved Sale were all of the outstanding stock of the Corporation then outstanding); (ii) if any of the Investors or Founders are given an option as to the form and amount of consideration to be received, each Investor or Founder holding the same class or type of stock shall be given the same option; (iii) each Investor or Founder holding then currently exercisable rights to acquire stock shall be given a reasonable opportunity to exercise such rights prior to the consummation of the Approved Sale and participate in such Approved Sale as a stockholder; and (iv) each Investor and Founder will bear its respective shares of the costs of any actual or proposed Approved Sale to the extent such costs are incurred for the benefit of all stockholders and are not otherwise paid by the Corporation or the acquiring party. An Investor's or Founder's "share" of any such costs shall be the amount by which the portion of the proceeds of the Approved Sale payable to such stockholder as provided in this Section 3.14(c) would have been reduced had the aggregate consideration in the Approved Sale been reduced by the full amount of such costs prior to the allocation of such consideration pursuant to this Section 3.14(c). Costs incurred by any Investor of Founder on its own behalf will not be considered costs of the Approved Sale.
SECTION  4.     Securities  Act  Registration  Statements
                -----------------------------------------
 . Except for securities of the Corporation registered on Excluded Forms, the Corporation shall not file any registration statement under the Securities Act covering any securities unless it shall first have given each holder of Restricted Securities written notice thereof. The Corporation further covenants that each holder of Restricted Securities shall have the right, at any time when it may be deemed to be a controlling person of the Corporation, within the meaning of the Securities Act, to participate in the preparation of such registration statement and to request the insertion therein of material furnished to the Corporation in writing which in such holder's judgment should
be included.   In connection with any registration statement referred to in this
Section 4, the Corporation shall indemnify, to the extent permitted by law, each holder of Restricted Securities, its officers, partners and directors and each person, if any, who controls any such holder within the meaning of the Securities Act in the same manner and to the same extent as the Corporation is required to indemnify a seller of Restricted Securities in Section 3.9 hereof. If, in connection with any such registration statement, any holder of Restricted Securities shall furnish written information to the Corporation expressly for use in the registration statement, then such holder shall indemnify the Corporation, each director of the Corporation, each officer of the Corporation who signs such registration statement and each person, if any, who controls the Corporation within the meaning of the Securities Act to the same extent as a seller of Restricted Securities is required to indemnify such persons in Section
3.10  hereof.
SECTION  5.     Election  of  Directors.
                -----------------------
5.1     Voting  for  Directors
        ----------------------
 . At each annual meeting of the stockholders of the Corporation and at each special meeting of the stockholders of the Corporation called for the purposes of electing directors of the Corporation, and at any time at which stockholders of the Corporation shall have the right to, or shall, vote for or consent to the election of directors, then, in each such event, each Investor shall vote all shares of Preferred Stock and any other shares of voting stock of the

Corporation then owned (or controlled as to voting rights) by it, whether by purchase, exercise of rights, warrants or options, stock dividends or otherwise, and each Founder shall vote all shares of Class A Common Stock and any other shares of voting stock of the Corporation then owned (or controlled as to voting rights) by him or it, whether by purchase, exercise of rights, warrants or options, stock dividends or otherwise as follows:
(a) to fix and maintain the number of directors on the Board of Directors of the Corporation at seven (7);
(b) to elect to the Board three (3) directors designated by the New Investors, one of whom initially shall be as of the date hereof Thomas Tscherning (the "NI Directors");
(c) to elect to the Board one (1) director designated by the Existing Investor, who initially shall be as of the date hereof Lee Eppstein, Ph.D. (the "EI Director", and together with the NI Directors, the "Preferred Directors");
(d) to elect to the Board the Chief Executive Officer of the Corporation, who initially shall be as of the date hereof Arthur J. Blume, Ph.D.;
(e)     to  elect  to the Board the Chief Scientific Officer of the Corporation;
and
(f) to elect to the Board one (1) director designated by the Investors and Founders, voting together, who initially shall be as of the date hereof John Prendergast, Ph.D., and who initially shall be Chairman of the Board.
5.2     Cooperation  of  the  Corporation
        ---------------------------------
 .  The Corporation shall use its best efforts to effectuate the purposes of this
Section 5, including promoting the adoption of any necessary amendment of the By-laws and the Certificate of Incorporation of the Corporation.
5.3     Notices
        -------
 .  The Corporation shall provide the Investors and Founders with at least twenty
(20) days' prior notice in writing of any intended mailing of notice to the Investors of the Corporation for a meeting at which directors are to be elected, and such notice shall include the names of the persons designated by the Corporation pursuant to this Section 5. The Investors and Founders shall notify the Corporation in writing at least three (3) days prior to such mailing of the persons designated by it pursuant to Section 5.1 above as nominees for election to the Board. In the absence of any notice from the Investors or Founders, the director(s) then serving and previously designated by the Investors shall be renominated.
5.4     Board  of  Directors'  Committees
        ---------------------------------
  At least one of the NI Directors shall serve on each committee of the Board of Directors.
5.5     Removal
        -------
 . Except as otherwise provided in this Section 5, no Investor or Founder shall vote to remove a Preferred Director unless the party or parties who designated such director (the "Designating Party") shall so vote or otherwise consent. In addition, each Investor agrees to vote all shares of Preferred Stock and any other shares of voting stock of the Corporation then owned (or controlled as to voting rights) by it, whether by purchase, exercise of rights, warrants or options, stock dividends or otherwise, and each Founder shall vote all shares of Class A Common Stock and any other shares of voting stock of the Corporation then owned (or controlled as to voting rights) by him or it, whether by purchase, exercise of rights, warrants or options, stock dividends or otherwise, such that any vacancy on the Board created by the resignation, removal, incapacity or death of any person designated under the foregoing provisions of this Section 5 shall be filled by another person designated by the original Designating Party.
5.6     Duration  of  Section
        ---------------------
 . This Section 5 and the rights and obligations of the parties hereunder shall automatically terminate on the consummation of a Qualified Public Offering. The obligation of the parties hereto to vote for an EI Director designated by the Existing Investor shall automatically terminate on the date on which ninety percent (90%) of the Series A Preferred Stock originally issued to the Existing Investor is no longer outstanding, and the obligation of the parties hereto to vote for any NI Directors designated by the New Investors shall automatically terminate on the date on which ninety (90%) of the Series B Preferred Stock issued to the New Investors is no longer outstanding.
SECTION  6.     Remedies
                --------
 . In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce its or their rights, either by suit in equity and/or action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.
SECTION  7.     Successors  and  Assigns
                ------------------------
 . Except as otherwise expressly provided herein, this Agreement shall bind and inure to the benefit of the Corporation, the Investors and the Founders and the respective successors and assigns of the Corporation, the Investors and the Founders. Subject to the requirements of Section 3 hereof, this Agreement and the rights and duties of the Investor set forth herein may be freely assigned, in whole or in part, by an Investor to any Affiliate of such Investors or to any other person or entity acquiring at least $500,000 of Restricted Securities. Any transferee (other than an Investor) to whom rights under Section 3 are transferred shall, as a condition to such transfer, deliver to the Corporation a written instrument by which such transferee identifies itself, gives the Corporation notice of the transfer of such rights, identifies the securities of the Corporation owned or acquired by it and agrees to be bound by the obligations imposed hereunder to the same extent as if such transferee were an Investor hereunder. A transferee to whom rights are transferred pursuant to this Section 7 will be thereafter deemed to be an Investor for the purpose of the execution of such transferred rights and may not again transfer such rights to any other person or entity, other than as provided in this Section 7. Neither this Agreement nor any of the rights or duties of the Corporation set forth herein shall be assigned by the Corporation, in whole or in part, without having first received the written consent of the majority of the voting power of the Preferred Stock issued and outstanding, with each such holder entitled to the number of votes for each such share of Preferred Stock as equals the number of shares of Class A Common Stock (including fractional shares) into which each such share of Preferred Stock is then convertible, rounded up to the nearest one-tenth of a share.
SECTION  8.     Duration  of  Agreement
                -----------------------
 . The rights and obligations of the Corporation and each Investor and Founder set forth herein shall survive indefinitely, unless and until, by their respective  terms,  they  are  no  longer  applicable.
SECTION  9.     Entire  Agreement
                -----------------
 . This Agreement, together with the other writings referred to herein or delivered pursuant hereto which form a part hereof, contains the entire agreement among the parties with respect to the subject matter hereof and amends, restates and supersedes all prior and contemporaneous arrangements or understandings with respect thereto, including, without limitation, the Original Stockholders Agreement.
SECTION  10.     Each  Party  the  Drafter;  Construction
                 ----------------------------------------
 . This Agreement and the provisions contained in it shall not be construed for or against any party to this Agreement because that party drafted or caused that party's legal representative to draft any of its provisions. This Agreement and the provisions contained in it shall not be construed for or against any party to this Agreement because that party drafted or caused that party's legal representative to draft any of its provisions.
SECTION  11.     Notices
                 -------
 . All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular mail, addressed or telecopied, as the case may be, to such party at the address or telecopier number, as the case may be, set forth below or such other address or telecopier number, as the case may be, as may hereafter be designated in writing by the addressee to the addressor listing all parties:
(i)     If  to  the  Corporation,  to:
     DGI  BioTechnologies,  Inc.
40  Talmadge  Road
P.O.  Box  424
Edison,  New  Jersey  08818-0424
Attention:  Arthur  J.  Blume,  Ph.D.
Telecopier:
with  a  copy  to:

Mintz,  Levin,  Cohn,  Ferris,  Glovsky
     and  Popeo,  P.C.
666  Third  Avenue
New  York,  New  York  10017-4011
Attention:  Faith  Charles,  Esq.
Telecopier:  (212)  983-3115

(ii)     If  to  the  Existing  Investor:
New  Brunswick  Scientific  Co.,  Inc.
44  Talmadge  Road
P.O.  Box  4005
Edison,  New  Jersey  08818-4005
with  a  copy  to:
Norris,  McLaughlin  &  Marcus,  P.A.
721  Route  202-206
Somerville,  New  Jersey  08876
Attn:  Peter  D.  Hutcheon,  Esq.
Telecopier:  908-722-0755
(iii)     If  to  BankInvest:
BankInvest  Biomedical  Venture  Fund  III  ps
Toldbodgade  33
DK-1253  Copenhagen
Denmark
Attn:  Thomas  Tscherning
Telecopier:  0114533419082

with  a  copy  to:

Satterlee  Stephens  Burke  &  Burke  LLP
230  Park  Avenue
New  York,  New  York  10169-0079
Attn:  Howard  A.  Neuman,  Esq.
Telecopier:  (212)  818-9606

(iv) If to any other New Investor, to the address set forth opposite such New Investor's name on the signature page signed by such New Investor. All such notices, requests, consents and communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of mailing, on the third business day following the date of such mailing, (c) in the case of overnight mail, on the first business day following the date of such mailing, and (d) in the case of facsimile transmission,  when  confirmed  by  facsimile  machine  report.
SECTION  12.     Amendments  and  Waivers
                 ------------------------
 . This Agreement may be amended or modified, and provisions hereof may be waived, with the written consent of the Corporation and the Investors holding a majority of the outstanding shares of Class A Common Stock issued or issuable upon conversion of the Preferred Stock. Any such amendment, modification or waiver shall be binding on all parties, including those not signing such amendment, modification or waiver, and such consent may be given or withheld for any reason or for no reason.
SECTION  13.     Counterparts
                 ------------
 . This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.
SECTION  14.     Headings
                 --------
 . The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.
SECTION  15.     Nouns  and  Pronouns
                 --------------------
 . Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.
SECTION  16.     Severability
                 ------------
 . Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION  17.     Governing  Law
                 --------------
 . This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, excluding choice of law rules thereof.
SECTION  18.     Titles  and  Subtitles
                 ----------------------
 . The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.
SECTION  19.     Restrictions  on  Public  Disclosure
                 ------------------------------------
 . The parties hereto agree than any public announcement related to this Agreement shall be made only with the prior consent of the Corporation and the Investors, which consent shall not be unreasonably withheld or delayed.
Nonetheless the Corporation and each Investor is authorized to make any disclosures as may be required by law, in which event such party shall take all reasonable measures to minimize the amount of such disclosure, and to provide the Corporation and the other Investors with a reasonable opportunity to comment on such disclosure. In that regard, the parties hereto acknowledge that the Existing Investor is a reporting company under the Securities Exchange Act of 1934, as amended, and that both the investment of the Existing Investor in the Corporation and the operations of the Corporation are material to the Existing Investor. Accordingly, the Corporation and each Investor further acknowledge that the Existing Investor may be required by law to make disclosures without regard to the limitations on the Corporation under this Section.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement on the date first above written.
DGI  BIOTECHNOLOGIES,  INC.
By:  ____________________________
Name:     Arthur  J.  Blume,  Ph.D.
Title:     President
NEW  BRUNSWICK  SCIENTIFIC  CO.,  INC.
By:  ____________________________
Name:     Samuel  Eichenbaum
Title:     Vice  President,  Finance
BANKINVEST  BIOMEDICAL  VENTURE  FUND  III  ps:
_______________________________
By:____________________________
FOUNDERS:
By:  ____________________________
Name:     Richard  J.  Murphy
By:  ____________________________
Name:     Arthur  J.  Blume
By:  ____________________________
Name:     Bill  Kavanagh
By:  ____________________________
Name:     Manus  O'Donnell
THE  ESTATE  OF  BERNARD  LEON
By:  ____________________________
Name:  Muriel  Leon
Title:
         Signature Page for Amended and Restated Stockholders' Agreement

                                   SCHEDULE I



FOUNDERS                              SHARES OF CLASS A COMMON STOCK
----------------------------------  ----------------------------------
Richard J. Murphy                                              125,253
Arthur J. Blume, Ph.D.                                         222,672
Bill Kavanagh                                                  222,672
Manus O'Donnell                                                125,253
Estate of
Bernard Leon                                                    28,994
TOTAL:                                                         724,844
EXISTING INVESTOR                   SHARES OF SERIES A PREFERRED STOCK
----------------------------------  ----------------------------------
New Brunswick Scientific Co., Inc.                           3,511,144 Series A
                                                               552,655 Series A-1
                                                               550,741 Series A-2

                                   SCHEDULE II



NEW INVESTORS  SHARES OF SERIES B PREFERRED STOCK
-------------  ----------------------------------
BankInvest                              5,000,000




TOTAL:                                  5,000,000

                           COUNTERPART SIGNATURE PAGE
     Reference is hereby made to that certain Amended and Restated Stockholders' Agreement dated as of June 15, 2001 (the "Stockholders' Agreement") by and among DGI Biotechnologies, Inc., a Delaware corporation (the "Corporation"), New Brunswick Scientific Co., Inc., a Delaware Corporation, BankInvest Biomedical Venture Fund III ps, and the holders of the Corporation's Class A Common Stock listed on Schedule I attached thereto.

By execution of this Counterpart Signature Page to the Stockholders' Agreement, the undersigned hereby (i) acknowledges receipt of a copy of the Stockholders' Agreement, and all attachments thereto, and (ii) agrees to be bound by and obtain the benefits of the Stockholders' Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Counterpart Signature Page as of the 15 day of June, 2001.

NEW  INVESTOR:
--------------


_______________________________
[Print  Name]


     By:_________________________________
     Name:
      Title:

Address: